Commitments and Contingencies	12 Months Ended
Jun. 30, 2012
Commitments and Contingencies:
Commitments and Contingencies

Note 7 – Commitments and Contingencies

Effective November 1, 2011, the Company entered into a sub-lease agreement for the lease of premises in Toronto, Ontario, Canada, for a term of 54 months.  The Company has its head office at these premises, which is approximately 1,400 square feet.  The annual base rent commitment for the Toronto head office space is CAD $48,094.

Effective February 8, 2012, the Company entered into a lease agreement for the lease of premises in Sparks, Nevada, USA, for a term of 12 months.  The Company has its field office at these premises, which is approximately 5,500 square feet.  The annual base rent commitment for the Sparks field office space is USD $27,972.

As at June 30, 2012, the Company had a commitment, for the above noted leases, of USD $196,123 remaining.

The following table outlines the remaining lease commitment at the end of the next five fiscal years based on the leases that are currently entered into by the Company:

Year	Total Lease Commitment
2012	$196,123
2013	$132,900
2014	$85,994
2015	$39,088
2016 and thereafter	$0

Additionally, in the normal course of operations, certain contingencies may arise relating to legal actions undertaken against the Company. In the opinion of management, the outcome of such potential legal actions will not have a material adverse effect on the Company's results of operations, liquidity, or its financial position.